UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020

ACM Research, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38273	94-3290283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42307 Osgood Road, Suite I
Fremont, California	94539
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 445-3700

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ACMR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934: Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our 2020 Annual Meeting of Stockholders on June 2, 2020. The board of directors solicited proxies pursuant to a proxy statement that we filed on April 23, 2020 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the board’s solicitation.

At the meeting, holders of Class A and Class B common stock were asked to consider and vote upon the two proposals set forth below. Each share of Class A common stock was entitled to one vote with respect to each matter submitted to a vote at the meeting, and each share of Class B common stock was entitled to twenty votes with respect to each matter submitted to a vote at the meeting. Shares of Class A and Class B common stock representing 35,770,806 votes, or 66.77% of the total votes attributable to all outstanding shares of Class A and Class B common stock, were present in person or by proxy at the meeting.

The voting results reported below are final.

The matters considered and voted on by the stockholders at the meeting and the votes of the stockholders were as follows:

Proposal 1. Stockholders voted as follows with respect to the election of each of the nominees for director identified in the proxy statement.

Nominee	For	Against	Abstain	Broker Non-Votes
David H. Wang	32,496,839	244,111	1,871	3,027,985
Haiping Dun	32,271,236	469,714	1,871	3,027,985
Chenming C. Hu	32,162,059	578,788	1,974	3,027,985
Tracy Liu	32,270,896	470,055	1,870	3,027,985
Yinan Xiang	32,522,994	216,906	2,921	3,027,985
Zhengfan Yang	32,268,484	471,416	2,921	3,027,985

As a result of this vote, each of the six nominees was elected as a director to serve until the 2021 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

Proposal 2. Stockholders ratified the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as our independent auditor for the fiscal year ending December 31, 2020, by the following vote:

	For	Against	Abstain
Ratification of Appointment of BDO China Shu Lun Pan Certified Public Accountants LLP	35,720,533	43,646	6,627

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACM RESEARCH, INC.

	By:	/s/ Mark McKechnie
Mark McKechnie
Chief Financial Officer and Treasurer
Dated: June 4, 2020